Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

Income Taxes

Income taxes have been provided using the liability method under ASC 740.  The liability method is used in accounting for income taxes where deferred income tax assets and liabilities are determined based on differences between financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that are expected to be in effect when the differences reverse.

The components of income tax expense for the years ended December 31, 2015, 2014 and 2013 are as follows (in thousands):

	2015	2014	2013
Current
Federal	$253	$—	$—
State	183	—	—
Total current	436	—	—

Deferred
Federal	—	—	—
State	—	—	—
Total deferred	—	—	—
Total income tax expense	$436	$—	$—

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  Significant components of deferred income tax assets and liabilities as of December 31, 2015 and 2014 are as follows (in thousands):

	2015	2014
Deferred income tax assets:
Tax over book basis of land inventory	$15,338	$15,085
Unrecoverable land development costs	5,321	6,222
Executive incentive compensation	2,112	1,338
Net operating loss carryforward	56,768	61,128
Impairment charges	53,103	55,529
Other	4,745	4,061
Total deferred income tax assets	137,387	143,363
Valuation allowance for deferred tax assets	(124,525)	(129,862)
Net deferred income tax assets	12,862	13,501

Deferred income tax liabilities:
State tax effect of deferred tax assets	(3,139)	(3,412)
Book over tax income recognized on sale of the Ocala Property	(7,094)	(7,751)
Tax over book on 4.50% Convertible Notes	(857)	(960)
Book over tax basis of depreciable assets	(1,772)	(1,378)
Total deferred income tax liabilities	(12,862)	(13,501)
Net deferred income tax liabilities	$—	$—

As of December 31, 2015, our gross federal and state NOL carryforwards were approximately $132.7 million and $283.2 million, respectively.  Federal NOL carryforwards may be used to offset future taxable income for 20 years and begin to expire in 2030.  State NOL carryforwards may be used to offset future taxable income for a period of time ranging from 5 to 20 years, depending on the state, and begin to expire in 2016.

The Company evaluates its deferred tax assets quarterly to determine if valuation allowances are required.  ASC 740 requires that companies assess whether valuation allowances should be established based on the consideration of all available evidence using a “more likely than not” standard.  The realization of the deferred tax assets ultimately depends upon the existence of sufficient taxable income in future periods.  The Company continues to analyze all available positive and negative evidence in determining the continuing need for a valuation allowance with respect to its deferred tax assets.  This evaluation considers, among other factors, historical operating results, forecasts of future profitability, and the duration of statutory carryforward periods.  A significant part of the evidence the Company considers is its position with respect to a three year cumulative profit or loss.  This position combined with the other evidence described above has continued to support the need for a valuation allowance.  We earned a profit before income taxes for the year ended December 31, 2015 and have seen significant increases in community count, new orders, and backlog.  If homebuilding industry conditions and the Company’s business remain stable and additional positive evidence develops, the Company believes there could be sufficient positive evidence to support a conclusion that the Company will generate sufficient taxable income in future periods to realize its deferred tax asset, which would allow the company to significantly reduce the valuation allowance at some point during 2016.

During the years ended December 31, 2015 and 2014, we recognized a decrease of $5.3 million and $0.4 million, respectively, in the deferred tax valuation allowance against net deferred tax assets generated from the pre-tax income for the year.  As of December 31, 2015, our deferred tax asset valuation allowance was $124.5 million.  In future periods, the allowance could be reduced based on sufficient evidence indicating that it is more likely than not that a portion of our deferred tax assets will be realized.

Any interest or penalties that have been assessed in the past have been minimal and immaterial to our financial results.  In the event we are assessed any interest or penalties in the future, we plan to include them in our consolidated statements of operations and comprehensive income (loss) as income tax expense.

No additional income tax benefits were generated from the exercise of share-based compensation during 2015, 2014 and 2013.

A reconciliation of income tax expense (benefit) to the expected income tax expense (benefit) at the federal statutory rate of 35% for each of the years ended December 31, 2015, 2014 and 2013 is as follows (in thousands):

	2015	2014	2013
Income tax (benefit) expense computed at statutory rate	$4,320	$(522)	$(3,317)
State income tax (benefit) expense, net of federal benefit	1,452	823	(385)
Change in valuation allowance on deferred tax assets	(5,336)	(370)	3,699
Other	—	69	3
Income tax expense	$436	$—	$—

We file income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  We are subject to U.S. federal income tax examination for calendar tax years ending 2012 through 2014.  Additionally, we are subject to various state income tax examinations for the 2011 through 2014 calendar tax years.